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                                                                    EXHIBIT 23.1

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

Tigera Group, Inc.
New York, New York



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 15, 1996, relating to the consolidated financial statements of Tigera Group, Inc., appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1995.

We also consent to the reference to us under the caption "Interests of Named Experts and Counsel" in the Registration Statement.



                                                   BDO SEIDMAN, LLP

New York, New York
April 17, 1996